UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:  (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.
Entry Into a Material Definitive Agreement.

On August 28, 2020, Rekor Systems, Inc. (the “Company”) filed Amendment No. 1 (the “Amendment”) to the Prospectus Supplement dated August 14, 2019 (the “Prospectus Supplement”) for its previously disclosed At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (formerly known as B. Riley FBR, Inc.) (“B. Riley FBR” or the “Agent”) to increase the size of the market equity program under which the Company from time to time may offer and sell shares of its common stock, par value $0.0001 per share, from an aggregate offering price of up to $15,000,000 in the Prospectus Supplement to an amended maximum aggregate offering price of up to $40,000,000 (which amount includes $7,882,000 in aggregate gross proceeds from the prior sale of common stock under the Sales Agreement) in the Amendment (the “Shares”) through or to B. Riley FBR.

Subject to the terms and conditions of the Sales Agreement, B. Riley FBR will use its commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions. The Company has provided the Agent with customary indemnification rights, and the Agent will be entitled to a commission equal to 3.0% of the gross proceeds from each sale of the Shares.

Sales of the Shares, if any, under the Sales Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Company has no obligation to sell any of the Shares and may at any time suspend offers under the Sales Agreement or terminate the Sales Agreement.

This description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The Shares to be sold under the Sales Agreement, if any, will be issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No 333-224423), previously filed with the Securities and Exchange Commission (“SEC”) on April 24, 2018 and declared effective by the SEC on April 30, 2018. The Amendment related to the increase in the size of the Company’s at the market equity program has been filed with the SEC on August 28, 2020. The Prospectus Supplement was filed with the SEC on August 15, 2019. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The legal opinion of Crowell & Moring LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Legal Opinion of Crowell & Moring LLP
10.1
At Market Issuance Sales Agreement, dated August 14, 2019, between Rekor Systems, Inc. and B. Riley Securities, Inc. (formerly known as B. Riley FBR, Inc.) (“B. Riley FBR” or the “Agent”) (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed with the SEC on August 15, 2019).

23.1	Consent of Crowell & Moring LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: August 28, 2020	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer